UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2026

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 6, 2026, BioAtla, Inc. (the “Company”) received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) has determined to suspend the Company’s securities from Nasdaq (the “Delist Determination”) based upon (i) the Company’s non-compliance with the $1.00 bid price requirement under Nasdaq Listing Rule 5550(a)(2) and (ii) the Company’s failure to demonstrate compliance with the $2.5 million stockholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), the latter notwithstanding the Company’s prior compliance with the alternative threshold of $35 million in market value of listed securities (“MVLS”) under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Rule”) for 69 consecutive trading days. Pursuant to the Delist Determination and absent an immediate stay by the Nasdaq Listing and Hearing Review Council (the “Listing Council”) as discussed below, the Company’s common stock, par value $0.0001 per share (the “Common Stock”), will be suspended from trading on Nasdaq at the open of business on February 10, 2026.

As previously disclosed in the Company’s Current Report on Form 8-K filed on January 30, 2026, the Company believes that Nasdaq’s delay in the consideration and confirmation of the Company’s compliance status, its subsequent failure to issue a determination that the Company had evidenced compliance with the MVLS Rule as well as Nasdaq’s recent decision to secretly overturn longstanding Nasdaq policy regarding the use of super-voting stock to obtain shareholder approval for a reverse stock split, has caused and will cause irreparable harm to the Company. As a result, immediately upon receipt of the Delist Determination on February 6, 2026, and in accordance with Nasdaq Listing Rule 5820(b), the Company submitted a request to the Listing Council to call for immediate review the Delist Determination (the “Call for Review Request”). In the Call for Review Request, the Company requested that the Listing Council stay any suspension or delisting action pending the Listing Council’s review of the Delist Determination. Counsel for Nasdaq refused to permit the Company to request the Listing Council to review the Delist Determination, when it has accepted such requests in the past. In response, we provided a July 28, 2025, example of a company that requested and obtained a Listing Council call for review that resulted in a stay of the trading suspension that was issued on the same business day. We also referenced other examples of companies that sought and obtained a Listing Council call for review that resulted in a stay of the trading suspension.

The Company intends to request an appeal of the Delist Determination to the Listing Council in accordance with Nasdaq Listing Rule 5820(a). Such request would not stay the suspension of trading in the Common Stock on Nasdaq. If the Common Stock is suspended from Nasdaq, the Company expects that the Common Stock would be immediately eligible for quotation on the OTCID market operated by OTC Markets under its trading symbol: BCAB, which may have a material adverse effect on the trading price and volume for the Common Stock. There can be no assurance that a market for the Common Stock will develop or be maintained on the OTCID market, and the Company’s stockholders may find it more difficult to buy or sell their shares.

There can be no assurance that the Company will succeed in its efforts to appeal the Delist Determination to the Listing Council, or, if successful, that the Company will be able to satisfy any conditions imposed by the Listing Council to maintain its Nasdaq listing.

Item 7.01 Regulation FD.

As previously disclosed, on November 20, 2025, the Company entered into Pre-Paid Advance Agreements (the “PPAs”) with each of YA II PN, Ltd., a Cayman Islands exempt limited partnership (“Yorkville”), Anson Investments Master Fund LP and Anson East Master Fund LP (collectively, the “Investors”). Pursuant to the PPAs, the Investors agreed to advance to the Company $7.5 million. Also on November 20, 2025 (the “Effective Date”), the Company entered into the Standby Equity Purchase Agreement (the “SEPA”) with Yorkville pursuant to which the Company has the right to sell to Yorkville up to $15.0 million of shares of Common Stock, subject to certain limitations and conditions set forth in the SEPA, during the 36 months following the Effective Date (such shares, the “SEPA Shares”).

As of February 6, 2026, $1.25 million in principal aggregate amount remained outstanding under the PPAs. In addition, pursuant to the terms of the SEPA, the Company would be precluded from selling SEPA Shares during any period in which the Common Stock is suspended from trading on Nasdaq.

Forward-Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements. All statements other than statements of historical facts contained herein, including, but not limited to, statements the Company makes regarding the Call for Review Request and the results from any review by the Listing Council, the Company’s plan to appeal the Delisting Determination if the Listing Council denies the Call for Review Request and the Company’s eligibility to trade on the OTC Markets system are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the Company’s ability to continue as a going concern and that it will need additional funding to continue development of its CAB technology platform and its CAB product candidates; the risk that preliminary or interim clinical results may not be indicative of results from later cohorts or larger populations; potential delays in clinical and preclinical trials; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, or regulatory approval dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; whether regulatory authorities will be satisfied with the design of and results from the clinical studies or take favorable regulatory actions based on results from the clinical studies; the Company’s dependence on the success of its CAB technology platform; its ability to enroll patients in its ongoing and future clinical trials; the successful selection and prioritization of assets to focus development on selected product candidates and indications; the Company’s ability to form collaborations and partnerships with third parties and the success of such collaborations and partnerships; the Company’s reliance on third parties for the manufacture and supply of its product candidates for clinical trials; the Company’s reliance on third parties to conduct its clinical trials and some aspects of its research and preclinical testing; and potential adverse impacts due to geopolitical or macroeconomic events outside of its control, including health epidemics or pandemics. For a description of additional risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the risk factors set forth in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2025 and subsequent filings with the SEC. Any forward-looking statements contained in this Current Report speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioAtla, Inc.

Date:	February 6, 2026	By:	/s/ Richard A. Waldron
Richard A. Waldron Chief Financial Officer